UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2022

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-32414	72-1121985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5718 Westheimer Road, Suite 700

Houston, Texas 77057

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2022, W&T Offshore, Inc. (the “Company”) announced the promotion of William J. Williford from Executive Vice President and General Manager of Gulf of Mexico, to Executive Vice President and Chief Operating Officer, effective immediately.

Mr. Williford, joined the Company in June 2006 as Staff Reservoir Engineer and was appointed Executive Vice President and General Manager of Gulf of Mexico in 2018. Since 2006, he has served in various positions of increasing responsibility with the Company, including Reservoir Engineer, Exploration Project Manager, General Manager Deepwater Gulf of Mexico, and most recently, General Manager Gulf of Mexico Shelf and Deepwater. Mr. Williford has over 20 years of oil and gas technical experience with large independent operators in the Gulf of Mexico and domestic onshore. Prior to joining the Company, Mr. Williford held positions in reservoir, production, and operations at Kerr-McGee Oil and Gas and Oryx Energy Company. Mr. Williford received a B.S. in Petroleum Engineering from Mississippi State University.

There are no family relationships between Mr. Williford and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Williford that are reportable pursuant to Item 404(a) of Regulation S-K. Except as described above, there are no arrangements or understandings between Mr. Williford and any other persons pursuant to which he was selected as Executive Vice President and Chief Operating Officer from Executive Vice President and General Manager - Gulf of Mexico.

Item 7.01.           Regulation FD Disclosure.

On March 14, 2022, the Company issued a press release announcing the foregoing management changes. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01           Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated March 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: March 14, 2022	By:	/s/ Shahid A. Ghauri
	Name:	Shahid A. Ghauri
	Title:	Vice President, General Counsel and Corporate Secretary